Valued Advisers Trust

LS Opportunity Fund

Supplement to the Prospectus and Statement of Additional Information

dated September 28, 2019

Supplement dated September 2, 2020

Effective July 31, 2020, Steven R. Labbe joined the portfolio management team as a Co-Portfolio Manager of the LS Opportunity Fund (the “Fund”). He co-manages the Fund together with John D. Gillespie, Kevin R. O’Brien, and Jason A. Kish.

The following information is added to the Prospectus in the section entitled “Management of the Fund”:

Steven R. Labbe

Mr. Labbe has been a portfolio manager at the Sub-Advisor since 2020 and has been a portfolio manager or securities analyst for more than 20 years. Mr. Labbe joined the Sub-Advisor, in 2012. He began as an analyst, covering the insurance industry and gradually increased his coverage to asset managers, exchanges, and brokers; he became a portfolio manager in July, 2020. From 1996 to 2012, Mr. Labbe was employed as an analyst with Langen McAlenney, a division of Janney Montgomery Scott, covering the insurance industry. Mr. Labbe received a B.S. degree in Mathematics from Central Connecticut State University in December, 1995. He received his Chartered Financial Analyst designation in 2001.

The following information is amended in the SAI in the section entitled “Investment Advisor”:

The Fund is managed by a team comprised of John D. Gillespie, Kevin R. O’Brien, Jason A. Kish and Steven R. Labbe.

As of July 31, 2020, Mr. Steven Labbe was responsible for managing the following types of accounts, in addition to the Fund:

Steven R. Labbe
Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	2	$196M	0	N/A
Pooled Investment Vehicles	4	$374M	3	$365M
Other Accounts	2	$81M	0	N/A

Ownership of Fund Shares

As of July 31, 2020, Mr. Steven Labbe owned shares of the Fund in the following ranges:

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Steven R. Labbe	None

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, each dated September 28, 2019, which provide information that you should know before investing in the Fund. These documents are available upon request and without charge by calling the Fund at (877) 336-6763.